                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                              --------------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 1998

                    CATERPILLAR FINANCIAL FUNDING CORPORATION
-------------------------------------------------------------------------------
        (Exact name of registrant as specified in governing instruments)

        Nevada                   333-53721                    88-0342613
        ------                   ---------                    ----------
(State or other           (Commission File Number)          (IRS Employer
jurisdiction of                                           Identification No.)
organization)

Greenview Plaza, 2950 East Flamingo Road, Suite C-3B, Las Vegas, NV    89121
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:  (702) 735-2514

                                 Not Applicable
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          (Former name or former address if changed since last report)

                         Exhibit Index located at Page 2

 Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.                       Financial Statements and Exhibits.

                  (a)      Financial Statements - Not Applicable

                  (b)      Pro Forma Financial Information - Not Applicable

                  (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Exhibit
Number          Exhibit
-------         -------

1.1              Class A Note Underwriting Agreement dated July 27, 1998 among
                 Caterpillar Financial Funding Corporation, Caterpillar
                 Financial Services Corporation and Goldman, Sachs & Co., as representative of the several underwriters thereto.

1.2              Class B Note Underwriting Agreement dated July 27, 1998 among
                 Caterpillar Financial Funding Corporation, Caterpillar
                 Financial Services Corporation and Goldman, Sachs & Co.

4.1              Indenture dated as of July 1, 1998 between Caterpillar
                 Financial Asset Trust 1998-A and The First National Bank of
                 Chicago, as Indenture Trustee.

4.2 Amended and Restated Trust Agreement, dated as of July 1, 1998 between Caterpillar Financial Funding Corporation and Chase
                 Manhattan Bank Delaware, as Owner Trustee.

4.3              Sale and Servicing Agreement, dated as of July 1, 1998, among
                 Caterpillar Financial Asset Trust 1998-A, Caterpillar Financial
                 Funding Corporation, as Seller and Caterpillar Financial
                 Services Corporation, as Servicer.


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

Exhibit
Number          Exhibit
-------         -------
10.1             Purchase Agreement, dated as of July 1, 1998, between
                 Caterpillar Financial Funding Corporation, as Purchaser and
                 Caterpillar Financial Services Corporation, as Seller.

10.2             Administration Agreement, dated as of July 1, 1998, among
                 Caterpillar Financial Asset Trust 1998-A, Caterpillar Financial
                 Services Corporation, as Administrator and Servicer,
                 Caterpillar Financial Funding Corporation and The First
                 National Bank of Chicago, as Indenture Trustee.

10.3             Custodial Agreement, dated as of July 1, 1998, among
                 Caterpillar Financial Services Corporation, Caterpillar
                 Financial Funding Corporation, Caterpillar Financial Asset
                 Trust 1998-A and The First National Bank of Chicago, as
                 Indenture Trustee.




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

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CATERPILLAR FINANCIAL FUNDING CORPORATION
                                  (Registrant)

August 14, 1998

                                      By:      /s/ Edward J. Scott
                                         -------------------------------------
                                         Name:  Edward J. Scott
                                         Title:    Treasurer







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